SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 25, 2001


                         VOLT INFORMATION SCIENCES, INC
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



     New York                            1-9232                13-5658129
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)



560 Lexington Avenue, New York, New York                       10022
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (212) 704-2500
                 ----------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
        --------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.
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     On  September  26,  2001,  Autologic  Information  International,  Inc.,  a
Delaware  corporation  ("Autologic"),   and  a  59%  owned  subsidiary  of  Volt
Information Sciences, Inc. (the "Company"), announced that it has entered into an Agreement and Plan of Merger, dated September 25, 2001 (the "Merger Agreement"), with Agfa Corporation, a Delaware corporation ("Agfa") and a subsidiary of Agfa-Gevaert N.V., and Autologic Acquisition Corp., a Delaware corporation ("Purchaser"). Pursuant to the Merger Agreement: (i) Purchaser will commence a cash tender offer for all of the outstanding shares of Common Stock of Autologic at a purchase price of $7.127 per share (the "Offer"); and (ii) following consummation of the Offer, the Purchaser will merge with and into Autologic.

     In connection with the Merger Agreement, the Company entered into a Stockholder's Agreement, dated September 25, 2001 (the "Volt Stockholder's Agreement"), with Agfa, Purchaser and Autologic, pursuant to which the Company agreed, among other things, to: (i) tender in the Offer all of the shares of Autologic Common Stock beneficially owned by the Company; (ii) vote such shares in favor of the Merger Agreement; (iii) grant Agfa a proxy with respect to voting such shares; and (iii) grant Agfa an option to purchase 331/3% of shares of Common Stock of Autologic beneficially owned by the Company at the per share price payable in the Offer in the event the Merger Agreement is terminated in certain circumstances.

     On September 26, 2001, the Company issued a press release (the "Press Release") announcing the execution of the Merger Agreement and the transactions contemplated thereby.

     The Merger Agreement, Volt Stockholder's Agreement and the Press Release are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively. The description of each document set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of each such document.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial statements of business acquired: Not applicable.

         (b) Pro forma financial information: Not applicable.

         (c) Exhibits:

                  Exhibit No.  Description:
                  -----------  -----------

                  99.1 Agreement and Plan of Merger, dated September 25, 2001, among Agfa Corporation, Autologic Acquisition Corp. and Autologic Information International, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K dated September 26, 2001 filed by Autologic Information International, Inc.)

                  99.2 Stockholder's Agreement, dated September 25, 2001, among Agfa Corporation, Autologic Acquisition Corp., Volt Information Sciences, Inc. and Autologic Information

                               International, Inc. (Incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K dated September 26, 2001 filed by Autologic Information International, Inc.)

                  99.3 Press Release, dated September 26, 2001 (Incorporated by reference to the Schedule 14D-9, dated September 26, 2001 filed by Volt Information Sciences, Inc.)


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                                S I G N A T U R E
                                -----------------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          VOLT INFORMATION SCIENCES, INC.



Date: September 26, 2001                  By: /s/ Howard Weinreich
                                              ----------------------------------
                                          Name:  Howard Weinreich
                                          Title: Senior Vice President
                                                 and General Counsel

                                  EXHIBIT INDEX
                                  -------------


      Exhibit No.  Description:
      -----------  -----------

      99.1 Agreement and Plan of Merger, dated September 25, 2001, among Agfa Corporation, Autologic Acquisition Corp. and Autologic Information International, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K dated September 26, 2001 filed by Autologic Information International, Inc.)

      99.2 Stockholder's Agreement, dated September 25, 2001, among Agfa Corporation, Autologic Acquisition Corp., Volt Information Sciences, Inc. and Autologic Information International, Inc. (Incorporated by reference to Exhibit
                   2.3 to the Current Report on Form 8-K dated September 26, 2001 filed by Autologic Information International, Inc.)

      99.3 Press Release, dated September 26, 2001 (Incorporated by reference to the Schedule 14D-9, dated September 26, 2001 filed by Volt Information Sciences, Inc.)